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                                                                     Exhibit 4.2

PREFERRED STOCK                                                  PREFERRED STOCK

NUMBER                          [LOGO OF EAGLE]                           SHARES
NTR Pr
                                                              CUSIP
                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                          NEW YORK MORTGAGE TRUST, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

THIS CERTIFIES THAT                                                       NYMT
                                                                          NEW
                                                                          YORK
                                                                        MORTGAGE
                                                                         TRUST
is the holder of

            FULLY PAID AND NON-ASSESSABLE SHARES OF PREFERRED STOCK,
                          $0.01 PAR VALUE PER SHARE, OF

                          NEW YORK MORTGAGE TRUST, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED

NTR                   /s/ MICHAEL I. WIRTH
LISTED              EXECUTIVE VICE PRESIDENT,
NYSE                 CHIEF FINANCIAL OFFICER             /s/ STEVEN B. SCHNALL
                          AND SECRETARY               CO-CHIEF EXECUTIVE OFFICER
                         [NEW YORK MORTGAGE TRUST SEAL]

                                         COUNTERSIGNED AND REGISTERED:
                                    AMERICAN STOCK TRANSFER & TRUST COMPANY
                                              (New York, New York)

                                                                  Transfer Agent
                                                                   and Registrar
                                         By
                                                            Authorized Signature

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                          NEW YORK MORTGAGE TRUST, INC.

                                IMPORTANT NOTICE

     The Company will furnish to any stockholder upon request and without charge a full statement of the designations, preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of shares of each class authorized to be issued and, with respect to the classes of shares which may be issued in series, the differences in the relative rights and preferences between the shares of each services, to the extent they have been set. Such request may be made to the Secretary of the Company at its principal office or to the Transfer Agent.

     The securities represented by this certificate are subject to restrictions on ownership and transfer contained in the Articles of Amendment and Restatement of the Company (the "Charter") for the purpose of the Company's maintenance of its status as a real estate investment trust under the Internal Revenue Code of 1986, as amended. A copy of the Charter and information about the restrictions in affect will be furnished by the Company to any holder of this certificate upon request and without charge. All capitalized terms in this legend have the meanings defined in the Charter of the Company. If the restrictions on ownership or transfer are violated, the securities represented hereby will be designated and treated as Shares which will be held in the Charitable Trust by the Company.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common.

UNIF GIFT MIN ACT-   _____________________________Custodian_____________________
                            (Cust)                              (Minor)
                     under Uniform Gifts to Minors

                     Act _______________________________________________________
                                          (State)

UNIF TRF MIN ACT-    ________________________Custodian (until age _____________)
                            (Cust)

                     ____________________________________under Uniform Transfers
                            (Minor)

                     to Minors Act _____________________________________________
                                                     (State)

     Additional abbreviations may also be used though not in the above list.

For Value received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

_____________________________________

_____________________________________

________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the Preferred Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint _____________________________________________
Attorney to transfer the said Preferred Stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________________________          X ___________________________________

                                           X ___________________________________

                                     NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                             MUST CORRESPOND WITH THE NAME(S) AS
                                             WRITTEN UPON THE FACE OF THE
                                             CERTIFICATE IN EVERY PARTICULAR
                                             WITHOUT ALTERATION OR ENLARGEMENT
                                             OR ANY CHANGE WHATEVER.

SIGNATURES GUARANTEED:

By _____________________________________________________________________________
   THE SIGNATURES(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKHOLDERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.